SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                     LM INSTITUTIONAL FUND ADVISORS I, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                     LM INSTITUTIONAL FUND ADVISORS I, INC.
                          117 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91105
                          ---------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          ---------------------------

     A special meeting (the "Meeting") of the shareholders of the Western Asset Limited Duration Portfolio (the "Portfolio") of LM Institutional Fund Advisors I, Inc. (the "Company") will be held on July 6, 1998, at 9:00 a.m., Pacific time, at the offices of the Company, 117 East Colorado Boulevard, Pasadena, California 91105, for the following purposes:

          1a. To approve or disapprove an amendment to the Portfolio's fundamental investment restriction with respect to making loans;

          1b. To approve or disapprove an amendment to the Portfolio's fundamental investment restriction with respect to borrowing and senior securities; and

          2. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on June 15, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                         By order of the Board of Directors of
                                         the Company,

                                         Donna E. Barnes
                                         SECRETARY

June 24, 1998

                     LM INSTITUTIONAL FUND ADVISORS I, INC.
                          117 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91105
                          ---------------------------

                                PROXY STATEMENT
                          ---------------------------

     This proxy statement is furnished to the holders of shares in the Western Asset Limited Duration Portfolio (the "Portfolio") of LM Institutional Fund Advisors I, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company to be used at a special meeting of such holders to be held at 9:00 a.m., Pacific time, on July 6, 1998, or any adjournment thereof (the "Meeting"), at the offices of the Company, 117 East Colorado Boulevard, Pasadena, California. Shareholders of record at the close of business on June 15, 1998 are entitled to be present and vote at the Meeting. These proxy materials are first being made available to shareholders on or about June 24, 1998.

     Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Directors and in the judgment of the proxy holders as to any other business that properly comes before the Meeting. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Company (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy or by attending the Meeting, requesting return of your proxy, and voting in person.

     COPIES OF THE PORTFOLIO'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE COMPANY AT 117 EAST COLORADO BOULEVARD, PASADENA, CALIFORNIA 91105, ATTENTION: DONNA BARNES, OR BY CALLING 1-800-822-5544.

     On the record date, June 15, 1998, there were 493,147.782 shares of capital stock, $.001 par value per share, outstanding in the Portfolio. Each whole share is entitle to one vote and each fractional share is entitled to a proportionate fractional vote. As of the record date, only shares of the Company's Institutional Class were outstanding; there were no shares outstanding of the Company's Financial Intermediary Class.

PROPOSAL 1: PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

     As described in the following proposals, the Directors are recommending that shareholders approve changes to the Portfolio's fundamental investment restrictions. The purpose of these changes is to increase the Portfolio's investment flexibility consistent with the Portfolio's current investment objective. The Directors believe that by changing the fundamental investment restrictions, as described below, the Portfolio will avoid situations where a fundamental investment restriction will prevent it, absent another shareholder vote, from taking advantage of opportunities that are legally permissible and potentially advantageous to shareholders. The adoption of either of these proposals is not contingent on the adoption of the other proposal.

     REQUIRED VOTE FOR ITEMS 1.a-1.b. As provided in the Investment Company Act of 1940, as amended (the "1940 Act"), approval of amendments to either of the fundamental investment restrictions requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio or (ii) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy.

     THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE TO AMEND THE PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTIONS AS DESCRIBED BELOW.

     1a. APPROVAL OF DISAPPROVAL OF AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT
         RESTRICTION WITH RESPECT TO MAKING LOANS

     The Directors are recommending that the Portfolio's fundamental investment restriction with respect to making loans be revised to, among other things, permit the Portfolios to purchase securities that are not publicly distributed, which could be considered loans for these purposes. The current restriction states that the Portfolios may not:

          "Make loans, except loans of portfolio securities and except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans."

     The proposed amended fundamental investment restriction is set forth below:

          "Each Portfolio may make loans to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations, or orders may be amended from time to time."

     If this proposal is approved, the Portfolio may, consistent with its investment objective and policies and applicable law, make loans, including purchasing securities that are not publicly distributed. The 1940 Act permits the Portfolio to make loans only if expressly permitted by the Portfolio's investment policies, but never to persons who control or are under common control with the Portfolio. Thus, the 1940 Act effectively prohibits the Portfolio from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Portfolio may, however, make other loans which if made would expose shareholders to certain additional risk, such as the failure of the other party to repay the loan.

     Securities that are not publicly distributed are generally restricted as to resale under federal securities laws or by contract. Such securities are often less liquid and more difficult to value than securities that are publicly distributed, and the Portfolio may find it more difficult to sell such securities at a price that approximates fair market value.

     1b. APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT
         RESTRICTION WITH RESPECT TO BORROWING AND SENIOR SECURITIES

     The Directors are recommending that the Portfolio's fundamental investment restriction with respect to borrowing and senior securities be amended to, among other things, permit the Portfolio to engage in reverse repurchase agreements and dollar rolls to the maximum extent permitted by the 1940 Act. The Portfolio's current restriction states that the Portfolio may not:

          "Borrow money or issue senior securities, except that it may borrow from banks or enter into reverse repurchase agreements, provided that, immediately after such borrowing, the total amount borrowed by the Portfolio, including reverse repurchase agreements, does not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings); and provided further that it may enter into transactions in options, futures, options on futures and forward foreign currency contracts as described in the Prospectus and this Statement of Additional Information."

     The proposed fundamental investment restriction is set forth below:

          "Borrow money or issue senior securities, except that a Portfolio may borrow from banks, provided that, immediately after such borrowing, the total amount borrowed by the Portfolio does not exceed 5% of its total assets (including the amount borrowed) less liabilities (other than the borrowings); and provided further that transactions in reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward foreign currency contracts will not be considered borrowings or senior securities for these purposes."

     The proposed restriction would decrease the amount that the Portfolio could borrow from banks from 33-1/3% of assets to 5% of assets. The
Portfolio would, however, be able to engage in reverse repurchase agreements, dollar rolls and other strategic transactions without limitation.

     A reverse repurchase agreement is a portfolio management technique in which the Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including an interest payment.

     A dollar roll is a transaction in which the Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income, if any, that is received from the initial sale.

     While engaging in reverse repurchase agreements and dollar roll transactions, the Portfolio will maintain cash or securities in a segregated account with a value at least equal to the Portfolio's obligation in connection with the transaction. These transactions may expose the Portfolio to greater fluctuations in the value of its assets and renders the segregated assets unavailable for sale or other disposition. The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Portfolio may be adversely affected.

                                 MISCELLANEOUS

     OTHER BUSINESS. The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Directors' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     QUORUM. A majority of the shares entitled to vote on a particular proposal -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to such proposal at the Meeting.

     SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, Directors of the Company, employees of Western Asset Management Company and its affiliates and other persons retained by the Company may solicit proxies in person or by telephone. The cost of the solicitation will be borne by the Company.

     TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by persons appointed to act as inspectors for the Meeting. The inspectors will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. As stated above, shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Directors. The inspectors will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Shares represented by proxies that withhold authority to vote, abstentions and broker non-votes will have the effect of negative votes on each of the proposals.

     DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. As allowed by Maryland law, the Portfolio does not intent to hold annual shareholders' meetings except where the 1940 Act requires a shareholder vote on certain matters. Pursuant to the Bylaws of the Company, holders of 10% or more of the outstanding shares of the Company have the right to call a special meeting of holders of shares in the Company. To call such a special meeting, a shareholder should submit a written request to the Secretary of the Company at 117 East Colorado Boulevard, Pasadena, California 91105, stating the purpose of the proposed meeting and the matters to be acted on at such special meeting.

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the attention of the Secretary of the Company at the above address. A shareholder may include with the proposal a supporting statement which (together with the proposal) should not exceed 500 words in length. Proposals should be received by the Company within a reasonable time before the proxy statement for the meeting is mailed to shareholders.

     ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any of such proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on a proposal, but not both proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on such proposal as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposal in respect of which such adjournment is proposed. They will vote all other proxies against any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Company. If the Meeting is adjourned with respect to a proposal, the other proposal may still be acted upon by the shareholders.

     PRINCIPAL HOLDERS OF SECURITIES. As of June 15, 1998, the Directors and executive officers as a group beneficially owned less than 1% of the outstanding shares of the Portfolio. Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Company to own beneficially five percent or more of the outstanding shares of the Portfolio as of June 15, 1998:

                                                                                  % OF OWNERSHIP
NAME AND ADDRESS                                                               AS OF JUNE __, 1998
----------------                                                               -------------------
Western Michigan University                                                           64.36%
Investment & Endowment Mgmt.
1083 Seibert Admin. Bldg.
Kalamazoo, MI 49008

University Athletic Association                                                       21.10%
P.O. Box 14485
Gainseville, FL 32604

Good Shephard Medical Center                                                           8.57%
P.O. Box 160
Westerville, OH 43086

HFA Investment Partnership                                                             5.97%
600 HFA Building
914 S. 8th Street
Minneapolis, MN 55404

     OTHER INFORMATION. The address of the Company, Western Asset Management Company, the Portfolio's investment adviser, and Arroyo Seco, Inc., one of the Portfolio's principal underwriters, is 117 East Colorado Boulevard, Pasadena, California 91105. The address of the Company's investment manager, LM Institutional Advisors, Inc., and its other principal underwriter, Legg Mason Wood Walker, Incorporated, is 100 Light Street, P.O. Box 1476, Baltimore, Maryland 21203-1476.

P R O X Y
                     LM INSTITUTIONAL FUND ADVISORS I, INC.

                    WESTERN ASSET LIMITED DURATION PORTFOLIO

                  PROXIES SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned, revoking any previous proxies, hereby appoint(s) Donna E. Barnes, Ilene S. Harker, and W. Curtis Livingston, III, and each of them separately, as proxies, with full power of substitution to each, and hereby authorizes them to represent the undersigned and to vote all shares of the Western Asset Limited Duration Portfolio ("Portfolio") of LM Institutional Fund Advisors I, Inc. (the "Company") which the undersigned would be entitled to vote if personally present, as designated below, at the Special Meeting of Shareholders of the Company to be held at the offices of the Company at 117 East Colorado Boulevard, Pasadena, California, 91105 on July 6, 1998 at 9:00 a.m., Pacific time, and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxyholders or substitutes voting or acting or, if only one votes and acts, then by that one. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each of the proposals and for the election of each nominee and in the proxies' discretion for such other business as may properly come before the Meeting.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Directors recommends a vote FOR each proposal.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

__________________________________     _________________________________________

__________________________________     _________________________________________

__________________________________     _________________________________________

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

ALL SHAREHOLDERS PLEASE VOTE:                                                               FOR    AGAINST    ABSTAIN
1a. Proposal to amend the Portfolio's fundamental investment restriction with respect to    ___      ___        ___
    making loans.
1b. Proposal to amend the Portfolio's fundamental investment restriction with respect to    ___      ___        ___
    borrowing and senior securities.

    Please sign your name exactly as it appears on this card. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. Such signer must be the corporation's president or a vice president or other person duly appointed to vote shares of the Company on said corporation's behalf. Execution of this proxy card by a person other than the president or a vice president on behalf of the corporation shall be deemed to be confirmation that the undersigned has been duly appointed. If you are a partner, sign in the partnership name. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such when signing.

RECORD DATE SHARES:

[NAME OF SHAREHOLDER]
[ADDRESS OF SHAREHOLDER]
[NUMBER OF SHARES OWNED ON JUNE 15, 1998]

Please be sure to sign and date this Proxy.             Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shareholder sign here              Title                Co-owner sign here


Mark box at right if an address change or comment has been noted on the reverse
side of this card.     [ ]

Dear Shareholder,                                                  June 23, 1998

         As we discussed yesterday, enclosed you will find a new Proxy Statement and Proxy Card for the Western Asset Limited Duration Portfolio. Note that there are two items that require your attention. Both relate to fundamental investment restrictions presented in the May proxy. Please note that we have reduced the number of restrictions that are proposed to be revised from eight to two (1a and 1b). We also rewrote the language to specifically address the needs of the Limited Duration portfolio. Both items are explained in detail in the attached statement.

         Please complete and return the enclosed Proxy Card by the shareholders meeting on July 6, 1998 at 9:00 AM. A self-addressed stamped envelope has been provided for your convenience. For more efficient processing, please fax the Proxy Card as soon as possible to me at (626) 844-9551. If you have any questions on how this proxy differs from the previous proxy, or would like an explanation on how it will effect the portfolio, please feel free to call me at 844-9585, or Scott Mullet at 844-9594.

With warm regards,

Kristin M. Benz, CFA